Certain Transactions	6 Months Ended
Jun. 30, 2020
Nonmonetary Transactions [Abstract]
CERTAIN TRANSACTIONS
NOTE 3:	CERTAIN TRANSACTIONS

a.	Acquisition of sum.cumo

On February 6, 2020 (the “Acquisition Date”), Sapiens completed the acquisition of all outstanding shares of sum.cumo GmbH (“sum.cumo”), a German company. sum.cumo services insurers in the DACH region, helping them to achieve digital transformation of set up their existing business models or to design entirely new business models based on pure digital processes. sum.cumo’s experts in consulting, user experience, marketing and technology enable the region’s insurers to launch highly automated platforms well suited for e-commerce and real-time processing of transactions.

In connection with the Company’s acquisition of sum.cumo, on February 6, 2020, the Company issued an aggregate of 173,005 RSUs to ten employees of sum.cumo in connection with the acquisition. The value of these grants was not included in the purchase price of sum.cumo, since their vesting is subject to both continued employment and other performance criteria. In addition, sum.cumo’s senior executives have retention-based payments over three years (2020-2023) of up to EUR 2,350. These payments are subject to continued employment, and therefore were not included in the purchase price. Acquisition related costs amounted to $540, and are presented under selling, marketing, general and administrative in the Company’s consolidated statements of income. The results of sum.cumo’s operations have been included in the consolidated financial statements from the acquisition date.

The table below presents the preliminary fair value that was allocated to sum.cumo’s assets and liabilities based upon fair values as determined by the Company. The valuation process to determine the fair values is not yet complete. The Company estimated the preliminary fair value of acquired assets and liabilities as of the effective time of the acquisition of sum.cumo based on information currently available, and continues to adjust those estimates upon refinement of market participant assumptions for integrating businesses, among other relevant considerations.

Net assets (including cash of $ 981)	$1,447
Intangible assets	9,730
Deferred taxes	(3,211)
Goodwill	15,068

Net assets acquired	$23,034

The goodwill resulted from the acquisition of sum.cumo is primarily attributable to sales growth from future products, new customers and potential synergy with Sapiens, as well as certain intangible assets that do not qualify for separate recognition.

Revenues and net income of sum.cumo included in the Company’s consolidated statements of income for the six months ended June 30, 2020 (unaudited) amounted to $9,750 and $385, respectively.

b.	Other acquisition

During the six months ended June 30, 2020, we completed an additional acquisition for a total consideration of approximately $1.7 million. The valuation process to determine the fair values of the acquired intangibles as part of this acquisition is not yet complete.

Revenues and net income attributed to this certain acquisition included in the Company’s consolidated statements of income for the six months ended June 30, 2020 (unaudited) were immaterial.